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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 19, 2005

MortgageIT Securities Corp. (as depositor under the MortgageIT Trust 2005-1 Indenture dated as of January 19, 2005, providing for, inter alia, the issuance of Mortgage-Backed Notes Series 2005-1)


                           MORTGAGEIT SECURITIES CORP.
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             (Exact name of registrant as specified in its charter)


         Delaware                     333-119686                56-2483326
----------------------------         ------------          -------------------
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
      of Incorporation)              File Number)          Identification No.)


33 Maiden Lane
New York, New York                                                10038
---------------------                                           ----------
(Address of Principal                                           (Zip Code)
  Executive Offices)


Registrant's telephone number, including area code, is (212) 651-7700


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01         ACQUISITION OR DISPOSITION OF ASSETS.
                  For a description of the Notes and the Mortgage Pool, refer to the Indenture.

Item 9.01         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:


                  EXHIBIT NO.         DESCRIPTION
                  -----------         -----------
                  3.1                 Amended and Restated Trust
                                      Agreement, dated as of January 19,
                                      2005, among MortgageIT Securities
                                      Corp., as Depositor, Wilmington
                                      Trust Company, as Owner Trustee
                                      and Wells Fargo Bank, National
                                      Association, as Securities
                                      Administrator, Certificate
                                      Registrar and Certificate Paying
                                      Agent.

                  EXHIBIT NO.         DESCRIPTION
                  -----------         -----------
                  4.1                 Indenture dated as of January 19,
                                      2009, among MortgageIT Trust Series
                                      2005-1, as Issuer, Wells Fargo
                                      Bank, National Association, as
                                      Securities Administrator and
                                      Deutsche Bank National Trust
                                      Company, as Indenture Trustee.

                  EXHIBIT NO.         DESCRIPTION
                  -----------         -----------
                  10.1                Mortgage Loan Purchase Agreement,
                                      dated as of January 1, 2005 between
                                      MortgageIT Securities Corp. and
                                      MortgageIT Holdings, Inc.

                  EXHIBIT NO.         DESCRIPTION
                  -----------         -----------
                  99.1                Sale and Servicing Agreement,
                                      dated as of January 19, 2005,
                                      among MortgageIT Securities
                                      Corp., MortgageIT Holdings, Inc.,
                                      MortgageIT Trust 2005-1, Wells
                                      Fargo Bank, National Association,
                                      as Master Servicer and Securities
                                      Administrator and Deutsche Bank
                                      National Trust Company, as
                                      Indenture Trustee.

                  EXHIBIT NO.         DESCRIPTION
                  -----------         -----------
                  99.2                Administration Agreement, dated
                                      as of January 19, 2005, among
                                      MortgageIT Trust 2005-1, as
                                      Issuer, Wells Fargo Bank,
                                      National Association, as
                                      Administrator, Wilmington Trust
                                      Company, as Owner Trustee and
                                      MortgageIT Securities Corp., as
                                      Depositor.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     MORTGAGEIT SECURITIES CORP.


                                                     By: /s/ John R. Cuti
                                                        ------------------------
                                                     Name:  John R. Cuti
                                                     Title: Secretary


Dated: February 3, 2005

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                                  EXHIBIT INDEX


                                                    Sequentially
Exhibit          Item 601(a) of Regulation          Numbered
Number           S-K Exhibit No.                    Description           Page
------           ---------------                    -----------           ----

3.1 Amended and Restated Trust Agreement, dated as of January 19, 2005, among MortgageIT Securities Corp., as Depositor, Wilmington Trust Company, as Owner Trustee and Wells Fargo Bank, National Association, as Securities Administrator, Certificate Registrar and Certificate Paying Agent.

4.1 Indenture dated as of January 19, 2005, among MortgageIT Trust Series 2005-1, as Issuer, Wells Fargo Bank, National Association, as Securities Administrator and Deutsche Bank National Trust Company, as Indenture Trustee.

10.1 Mortgage Loan Purchase Agreement, dated as of January 1, 2005 between MortgageIT Securities Corp. and MortgageIT Holdings, Inc.

99.1 Sale and Servicing Agreement, dated as of January 19, 2005, among MortgageIT Securities Corp., MortgageIT Holdings, Inc., MortgageIT Trust 2005-1, Deutsche Bank National Trust Company, as Indenture Trustee and Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator.

99.2 Administration Agreement, dated as of January 19, 2005, among MortgageIT Trust 2005-1, as Issuer, Wells Fargo Bank, National Association, as Administrator, Wilmington Trust Company, as Owner Trustee and MortgageIT Securities Corp., as Depositor.